UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 8, 2010

Date of Report (Date of earliest event reported)

General Growth Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11656	42-1283895
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 N. Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 960-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As previously reported, commencing on April 16, 2009, General Growth Properties, Inc. (“GGP”) and certain of GGP’s domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (“Chapter 11”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  GGP is pursuing a restructuring (the “Restructuring”) whereby, among other things, existing shares of common stock of GGP (“Common Stock”) would be exchanged (subject to certain adjustments) for shares of common stock (“New Common Stock”) of a new company that would succeed to GGP in the Restructuring (“New GGP”).

On July 8, 2010, GGP entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with the Teacher Retirement System of Texas (“TRS”), pursuant to which TRS has committed to invest $500,000,000 in New GGP through the purchase of shares of New Common Stock from New GGP at a purchase price of $10.25 per share.  If GGP has sold or has binding commitments to sell shares of New Common Stock at a price not less than $10.50 per share, GGP has the option to reduce the amount of New Common Stock to be sold to TRS by up to 50%.

The Stock Purchase Agreement is subject to the approval of the Bankruptcy Court and consummation of the transactions contemplated by the Stock Purchase Agreement is subject to the satisfaction of various other conditions.  On July 12, 2010, GGP filed a motion (the “Approval Motion”) with the Bankruptcy Court seeking Bankruptcy Court approval of  the Stock Purchase Agreement, including a termination payment of $15,000,000 and expense reimbursement of up $1,000,000 which GGP would be required to pay to TRS in connection with the termination of the Stock Purchase Agreement under certain circumstances.

The Stock Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The foregoing summary of certain provisions of the Stock Purchase Agreement is qualified in its entirety by reference thereto.  The above description of the Stock Purchase Agreement and the copy included as an exhibit hereto has been included to provide investors with information regarding the terms of this document.  The Stock Purchase Agreement contains representations and warranties made by and to the parties thereto as of specific dates.  The representations and warranties of each party set forth in the Stock Purchase Agreement have been made solely for the benefit of the other party thereto.  In addition, such representations and warranties (1) may have been qualified by confidential disclosures made to the other party thereto, (2) may be subject to a materiality standard which may differ from what may be viewed as material by investors, (3) were made only as of the date of the Stock Purchase Agreement or such other date as is specified therein and (4) may have been included therein for the purpose of allocating risk between or among the parties thereto rather than establishing matters as facts.  Accordingly, the Stock Purchase Agreement is included herewith only to provide investors with information regarding the terms thereof, and not to provide investors with any other factual information regarding the parties or their respective businesses.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 hereof is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

Plan of Reorganization and Disclosure Statement

On July 12, 2010, the Debtors filed with the Bankruptcy Court their joint plan of reorganization pursuant to Chapter 11 (the “Plan”) and the proposed disclosure statement thereto (the “Disclosure Statement”).  The Plan sets forth the manner in which claims against and equity interests in the Debtors are to be treated.  The Disclosure Statement describes the procedures for the solicitation of votes as well as the Plan.  The Plan provides for the consummation of certain restructuring transactions, including proposed financing transactions, as well as the treatment of claims and interests against or with respect to the Debtors.  Pursuant to the Plan, GGP will satisfy its debt and other claims in full, provide a substantial recovery for shareholders and implement a recapitalization with $7.0 billion to $8.5 billion of new capital.  At emergence, GGP will split itself into two separate publicly traded companies (New GGP and “Spinco”), and current shareholders will receive common stock in both companies.

The above discussion is a summary of certain substantive provisions of the Plan and of the Disclosure Statement and is qualified in its entirety by the terms of the Plan attached hereto as Exhibit 99.1 and incorporated by reference herein and by the terms of the Disclosure Statement attached hereto as Exhibit 99.2 and incorporated by reference herein, respectively.

The Disclosure Statement contains certain projections and valuation analyses (collectively, the “Projections”) for New GGP and Spinco.  The Debtors do not, as a matter of course make external projections or forecasts of their anticipated financial position or results of operations.  Accordingly, the Debtors do not anticipate that they will, and disclaim any obligation to furnish updated projections, valuations or analyses to reflect circumstances existing since the preparation of the Projections, the occurrence of unanticipated events, or changes in general economic or industry conditions, even in the event that any or all of the underlying assumptions of the Projections are shown to be in error.  GGP refers to the limitations and qualifications included in the Disclosure Statement, including without limitation those set forth under the captions “Reorganized General Growth: Projections” and “Spinco: Projections” with respect to the Projections.  All information contained in the Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Plan, actions of third parties or otherwise.  The Projections also should be read in conjunction with the historical consolidated financial information and risk factors of GGP included in (i) GGP’s Annual Report on

Form 10-K, as amended, for the year ended December 31, 2009 and (ii) GGP’s Quarterly Report on Form 10-Q for the quarterly period ended on March 31, 2010.

This current report on Form 8-K is not a solicitation to accept or reject the proposed Plan or an offer to buy any securities of the Debtors.  Any solicitation or offer to sell will be made pursuant to  and in accordance with the Disclosure Statement and applicable law.

The Bankruptcy Court has not yet approved the Disclosure Statement as containing adequate information pursuant to section 1125(b) of the Bankruptcy Code for use in the solicitation of acceptances or rejections of the Plan.  Accordingly, the filing and dissemination of the Disclosure Statement are not intended to be, and should not in any way be construed as, a solicitation of votes on the Plan, nor should the information contained in the Disclosure Statement be relied on for any purpose until a determination by the Bankruptcy Court that the Disclosure Statement contains adequate information.

Additional Information and Press Releases

On July 12, 2010, GGP issued a press release announcing the execution of the Stock Purchase Agreement.  The press release is attached as Exhibit 99.3 hereto and is incorporated herein by reference.

On July 12, GGP issued a press release, announcing the filing of the Plan and the Disclosure Statement and posted a corporate presentation to its website at www.ggp.com/content/Docs/reorganization072010 providing an overview of the Plan and Disclosure Statement.  The press release and corporate presentation are attached as Exhibit 99.4 and Exhibit 99.5, hereto, respectively, and are incorporated herein by reference.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the related exhibits and information incorporated herein by reference shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

Certain information contained in this current report on Form 8-K, including the exhibits being furnished as part of this report, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  The words “possible,” “propose,” “might,” “could,” “would,” “projects,” “plan,” “forecasts,” “anticipates,” “expect,” “intend,” “believe,” “seek,” or “may,” the negative of these terms and other comparable terminology, are intended to identify forward-looking statements, but are not the exclusive means of identifying them.  Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons, including, but not limited to, GGP’s ability to successfully complete its plan of reorganization and emerge from bankruptcy, GGP’s ability to refinance, extend, restructure or repay its near and intermediate term debt, GGP’s substantial level of indebtedness, GGP’s ability to raise capital through equity issuances, asset sales or the incurrence of new debt, retail and credit market conditions, impairments, GGP’s liquidity demands, and retail and economic conditions.  Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this release.  GGP disclaims any obligation to update any forward-looking statements.

Item 9.01. Financial Statement and Exhibits.

Exhibit
Number	Description

10.1	Stock Purchase Agreement, dated as of July 8, 2010, between Teacher Retirement System of Texas and General Growth Properties, Inc.
99.1	Debtors’ Joint Plan of Reorganization filed with the U. S. Bankruptcy Court for the Southern District of New York on July 12, 2010
99.2	Disclosure Statement to the Debtors’ Joint Plan of Reorganization filed with the U.S. Bankruptcy Court for the Southern District of New York on July 12, 2010
99.3	Press release issued on July 12, 2010 relating to the Stock Purchase Agreement
99.4	Press release issued on July 12, 2010 relating to the Plan and Disclosure Statement
99.5	Corporate Presentation dated July 12, 2010 relating to the Plan and Disclosure Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.

/s/ Edmund Hoyt
Name:	Edmund Hoyt
Title:	Interim Chief Financial Officer,
Senior Vice President and Chief Accounting Officer

Date:  July 13, 2010

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Stock Purchase Agreement, dated as of July 8, 2010, between Teacher Retirement System of Texas and General Growth Properties, Inc.
99.1	Debtors’ Joint Plan of Reorganization filed with the U. S. Bankruptcy Court for the Southern District of New York on July 12, 2010
99.2	Disclosure Statement to the Debtors’ Joint Plan of Reorganization filed with the U.S. Bankruptcy Court for the Southern District of New York on July 12, 2010
99.3	Press release issued on July 12, 2010 relating to the Stock Purchase Agreement
99.4	Press release issued on July 12, 2010 relating to the Plan and Disclosure Statement
99.5	Corporate Presentation dated July 12, 2010 relating to the Plan and Disclosure Statement